UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported): August 10, 2005

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

                MD                                             760753089
  (State or Other Jurisdiction Of                           (I.R.S. Employer
  Incorporation or Organization)                          Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On August 10, 2005, American Campus Communities, Inc. (the "Company") issued a press release announcing earnings for the quarter ended June 30, 2005. The text of the press release is included as Exhibit 99.1 to this Current Report.

     The press release is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01 REGULATION FD DISCLOSURE

     On August 10, 2005, the Company disclosed a supplemental analyst package in connection with its earnings conference call for the quarter ended June 30, 2005, which took place on August 11, 2005. A copy of the supplemental analyst package is attached hereto as Exhibit 99.2.

     The supplemental analyst package is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The list of exhibits is incorporated herein by reference to the Exhibit Index.

                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               American Campus Communities, Inc.


                                            By:/s/ Jonathan A. Graf
                                               --------------------------------
Date: August 11, 2005.                         Jonathan A. Graf
                                               Senior Vice President, Chief
                                               Accounting Officer and Treasurer

                                  Exhibit Index


Exhibit No.           Description
--------------    --------------------------------------------------------------
EX-99.1               Press Release Dated August 10, 2005
EX-99.2               Supplemental Analyst Package - Second Quarter 2005